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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): MARCH 15, 2000



                               CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)


        CALIFORNIA                         0-18225                       77-0059951
 (State or other jurisdiction            (Commission                    (IRS Employer
       of incorporation)                 File Number)                 Identification No.)

170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                           95134-1706
  (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:  (408) 526-4000


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ITEM 5. OTHER EVENTS

     On March 15, 2000, Cisco Systems, Inc. (the "Registrant") agreed to acquire InfoGear Technology Corporation, a California corporation ("InfoGear"), and JetCell, Inc. ("JetCell"), a Delaware corporation, for a combined total of approximately $501 million in Registrant stock. Copies of the press releases issued by the Registrant on March 16, 2000 concerning the foregoing transactions are filed herewith as Exhibit 20.1 and Exhibit 20.2 and are incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Exhibits.

          20.1 Press Release of Registrant, dated March 16, 2000, announcing Registrant's agreement to acquire InfoGear.

          20.2 Press Release of Registrant, dated March 16, 2000, announcing Registrant's agreement to acquire JetCell.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CISCO SYSTEMS, INC.


Dated: March 23, 2000              By: /s/ CHARLIE GIANCARLO
                                       -----------------------------------------
                                       Charlie Giancarlo, Senior Vice President,
                                       Small/Medium Line of Business



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                                  EXHIBIT INDEX

Exhibit
Number                           Description of Document
-------                         -----------------------
20.1        Press Release of Registrant, dated March 16, 2000, announcing
            Registrant's agreement to acquire InfoGear.

20.2        Press Release of Registrant, dated March 16, 2000, announcing Registrant's agreement to acquire JetCell.

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